EXHIBIT  32


              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Aviation General, Incorporated and Subsidiaries. (the "Company") for the fiscal quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated:  April  30,  2004


                                    /s/  Wirt  D.  Walker  III
                                    --------------------------------------------
                                         Wirt  D.  Walker  III
                                         Director,  Chairman  of  the  Board,
                                         and  Chief  Executive  Officer,
                                         President  and  Treasurer

                                    /s/  Glenn  A.  Jackson
                                    --------------------------------------------
                                         Glenn  A.  Jackson
                                         Chief  Financial  Officer